UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

SMARTPROS LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMARTPROS LTD.

Notice of Annual Meeting of Stockholders
To Be Held on June 16, 2009 at 10:00 A.M.

TO THE STOCKHOLDERS OF SMARTPROS LTD.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SmartPros Ltd. (“SmartPros”) will be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 16, 2009 at 10:00 A.M. Eastern Time for the following purposes:

1.	To elect one (1) Class II director to serve for a term of three years.

2.	To approve SmartPros’ 2009 Incentive Compensation Plan.

3.	To obtain advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for the year ending December 31, 2009.

4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

          The Board of Directors has fixed the close of business on April 17, 2009, as the record date for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Karen S. Stolzar, Secretary

Dated:	Hawthorne, New York
April 27, 2009

IMPORTANT:

Whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating and returning the Proxy will save SmartPros the expense and extra work of additional solicitation. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on June 16, 2009.

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at http://ir.smartpros.com.

SMARTPROS LTD.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 16, 2009

          We are furnishing this Proxy Statement to our stockholders in connection with the solicitation by our Board of Directors (the “Board”) of proxies (“Proxy” or “Proxies”) to be used at the 2009 Annual Meeting of Stockholders of SmartPros to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 16, 2009, at 10:00 A.M. Eastern Time, and at any adjournments thereof (the “Annual Meeting”). The approximate date on which this Proxy Statement and the accompanying Proxy will be mailed to stockholders is May 1, 2009.

THE VOTING & VOTE REQUIRED

Record Date and Quorum

          Only stockholders of record at the close of business on April 17, 2009 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 4,995,826 outstanding shares of our common stock, par value $.0001 per share, (“Common Shares”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked Proxy received in time for the meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

          The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed Proxy. Unless otherwise directed in the Proxy, the Proxyholders will vote the shares represented by the Proxy: (i) for the election of the Class II director nominee named in this Proxy Statement; (ii) for the approval of the 2009 Incentive Compensation Plan (the “2009 Plan”); (iii) for the appointment of the independent auditors for the year ending December 31, 2009, on an advisory basis; and (iv) in their discretion, on any other business that may come before the meeting and any adjournments of the meeting.

          All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under our bylaws and Delaware law: (1) shares represented by Proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) Proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

          Election of Director. The election of the Class II director nominee will require a plurality of the votes cast for his election at the Annual Meeting. In the election of the Class II director, votes may be cast in favor of or withheld with respect to the nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

          Approval of the 2009 Plan and Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve (i) the 2009 Plan; and (ii) the appointment of our independent auditors for the fiscal year ending December 31, 2009 on an advisory basis. An abstention from voting on this matter will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote.

PROPOSAL 1
ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

          The Board currently consists of five members and is divided into three classes, with two Class I directors, one Class II director and two Class III directors. Directors serve for three-year terms with one class of directors elected by our stockholders at each annual meeting.

          At the Annual Meeting, a Class II director will be elected to serve until the annual meeting of stockholders in 2012 and until such director’s successor is elected and qualified. The Board has nominated Jack Fingerhut for re-election as a Class II director. Mr. Fingerhut is currently a Class II director. The accompanying form of Proxy will be voted for the re-election of Mr. Fingerhut as a Class II director, unless the Proxy contains contrary instructions. We have no reason to believe that Mr. Fingerhut will not be a candidate or will be unable to serve. However, in the event that he is unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the Board.

The Board Unanimously Recommends a Vote FOR the Election of Jack Fingerhut
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.

*          *          *          *          *

          Set forth below is a brief biography of the nominee for election as a Class II director and all other members of the Board who will continue in office.

Nominee for Election as Class II Director
Term Expiring 2012

          Jack Fingerhut, age 58. Mr. Fingerhut is one of our founders and has been a director since 1981. He has served as our president since March 1, 2006. From April 2004 until March 2006 he was senior executive vice president and from April 2004 through October 18, 2004, he also served as our treasurer. From 1998 through April 2004 he was president of the accounting division and from July 2002 through October 19, 2004, he was also our chief financial officer. He served as both our chief operating officer and chief financial officer from 1981 through 1998. In 1973, Mr. Fingerhut received a BA degree in History from the University of Maryland, and in 1974 he earned his MBA in Accounting from Rutgers University. He is a certified public accountant in New Jersey. Mr. Fingerhut is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

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Incumbent Class I Directors
Term Expiring 2011

          Martin H. Lager, age 57. Mr. Lager was appointed to the Board as a Class I director in March 2006. From April 2004 through March 2006 he served on the Board as a Class III director. Since his initial appointment to the Board in October 2004, he has served as the chairman of our Audit Committee. Since January 1, 2004, Mr. Lager has been operating his own accounting practice, Martin H. Lager, CPA. From January 1, 1996 through December 31, 2003 Mr. Lager was a partner in the accounting firm of Rubin & Katz LLP where he was the manager of the tax department. Mr. Lager received a BS in Accounting from Babson College in 1974, and an MBA in Taxation in 1980 from St. John’s University. He is a licensed certified public accountant in the State of New York.

          John J. Gorman, age 54. Mr. Gorman was appointed to the Board in January 2006 and has been serving as the chairman of our Compensation and Nominating Committee since November 2007. Mr. Gorman has been a partner at Luse, Gorman, Pomerenk & Schick, P.C., a Washington, DC law firm, since 1994. He specializes in providing both transactional and general corporate and securities law advice to public and private companies. Mr. Gorman is a faculty member of the National Association of Corporate Directors (NACD), and served as a Commissioner on the 2004 NACD Blue Ribbon Commission on Board Leadership. Mr. Gorman earned a BS degree from Brown University in 1976, and a JD from Vanderbilt University School of Law in 1979.

Incumbent Class III Directors
Term Expiring 2010

          Allen S. Greene, age 62. Mr. Greene has been the chairman of the Board since January 1, 2006 and our chief executive officer since April 2001. Prior to his appointment as chairman, he served as vice chairman of the Board. He is also chairman and chief executive officer of our SmartPros Legal and Ethics, Ltd. (formerly known as Working Values, Ltd.), Skye Multimedia, Ltd. and Loscalzo Associates, Ltd. subsidiaries, and chairman of iReflect, LLC., a joint venture of our Skye Multimedia subsidiary (“iReflect”) which provides an inter-active, web-based tool used for the development of marketing and presentation skills. From August 1997 until December 1999 he was the senior executive vice president, chief operating officer, and chief lending officer of Medallion Financial Corporation, a Nasdaq-listed financial holding company lending to small business. Since 1997, Mr. Greene has been president of Veral & Co. LLC, a private consulting firm that provided general business, financial and M&A advisory services. Veral is currently inactive. Mr. Greene holds a BBA from The Baruch School of the City University of New York in Finance and Investments, and an MBA from Baruch College of the City University of New York.

          Leonard J. Stanley, age 54. Mr. Stanley was appointed to the Board in August 2007 and is currently the chief financial officer of Utendahl Capital Partners, L.P., a regional broker-dealer. From February 2007 to May 2008, he was a consultant to Stifel, Nicolaus & Company, Incorporated, also a regional broker-dealer. From November 1994 through February 2007, Mr. Stanley was employed by Ryan Beck & Co., a middle market investment bank, where he was executive vice president – director of administration. His prior positions at Ryan Beck included chief administrative officer, chief financial officer and controller. Since May 1998, he has served as a member of the board of directors of Cenlar Capital Corporation and Cenlar Federal Savings Bank. Mr. Stanley received a BS in Accounting in 1976 from the State University of New York, Fredonia. He is a certified public accountant in the State of New Jersey.

          All directors attended at least 75% of the aggregate number of Board meetings and of all committees of the Board on which that director served during the last full fiscal year.

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EXECUTIVE OFFICERS

          The following table sets forth the names, ages and principal positions of our executive officers as of the Record Date:

Name	Age	Position

Executive Officers

Allen S. Greene	62

Chief Executive Officer, Chairman of the Board, Chairman and Chief Executive Officer of SmartPros Legal and Ethics, Ltd., Skye Multimedia Ltd. and Loscalzo Associates, Ltd., and Chairman of iReflect, LLC

Jack Fingerhut	58	President, President of Accounting Division and Director

Stanley P. Wirtheim	59	Chief Accounting and Financial Officer, Treasurer and Chief Financial Officer of iReflect, LLC

Joseph R. Fish	43	Chief Technology Officer

Karen S. Stolzar	60	Vice-President and Secretary

Significant Employees

Seth Oberman	45	President of Skye Multimedia, Inc. and iReflect, LLC

Stephen K.Henn	45	President of SmartPros Legal and Ethics, Ltd.

Margaret A. Loscalzo	59	President of Loscalzo Associates, Ltd.

Michael Fowler	45	Senior Vice President of Business Development

          The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Messrs. Greene and Fingerhut, each of whose business experience is discussed above).

Executive Officers

          Stanley P. Wirtheim. Mr. Wirtheim has been our chief accounting and financial officer and treasurer since October 19, 2004, the day our initial public offering was effective. In 2008, he was also appointed the chief financial officer of iReflect. Mr. Wirtheim is a certified public accountant in New York State. He works for us four full days per week so that he can maintain his independent accounting practice, Stanley P. Wirtheim, CPA, which he founded in 1997. Prior to his becoming our chief accounting and financial officer and since 1981, he has performed accounting services for us. Mr. Wirtheim received a BBA in accounting from Baruch College of the City University of New York.

          Joseph R. Fish. Mr. Fish has been our chief technology officer since January 1, 2000. He joined us in November 1998 and, through December 31, 1999, served as our vice president of new media. Mr. Fish attended Embry-Riddle Aeronautical University in Katterbach, Germany.

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          Karen S. Stolzar. Ms. Stolzar has been a vice president of our accounting division since joining us in March 1990. She was appointed Secretary in March 2006. She oversees course compliancy and continuing education for our accounting division. Ms. Stolzar received a BA degree from Barnard College, Columbia University.

Significant Employees

          Seth Oberman. Mr. Oberman is the co-founder and president of our Skye Multimedia, Inc. subsidiary, which we purchased in February 2006. He founded Skye in April 1995 and began working for us as of March 1, 2006. In 2008, he was also appointed the president of iReflect. Mr. Oberman received a BS in Business from Lehigh University in 1985.

          Stephen Henn. Mr. Henn joined SmartPros in November 2006 and was appointed president of our SmartPros Legal and Ethics, Ltd. (formerly known as Working Values, Ltd.) subsidiary effective April 1, 2008. Mr. Henn was the founder and, from September 2005 to November 2006, president of Cognistar Interactive Corporation. From September 2004 to August 2005, Mr. Henn served as senior vice president of business development for Cognistar Holdings LLC. From February 1999 to August 2004, Mr. Henn was president of Cognistar Corporation. Mr. Henn received a BA in Economics from the University of Chicago in 1985 and his JD from University of Connecticut School of Law in 1994.

          Margaret Loscalzo. Ms. Loscalzo is the founder and president of our Loscalzo Associates, Ltd. subsidiary, which we purchased in July 2008. She founded Loscalzo Associates in 1981 and began working for us as of July 2008. Ms. Loscalzo received a BS in Accounting in 1971 from the St. John’s University and a MBA in Finance from Fordham University. She is a certified public accountant in the States of New York and New Jersey.

          Michael Fowler. Mr. Fowler has been our senior vice president of business development since September 2007. From November 2003 to September 2007, he was the senior director of business development for Thomson NETg, a provider of e-learning solutions for global enterprises, government, education and small- to medium-size businesses. From January 2001 to November 2003, he worked for Kaplan Financial, a provider of education and compliance solutions for the insurance and financial services industries, where he held the positions of vice president of strategy, from January 2001 to January 2003, and vice president of business partnerships, from January 2003 to November 2003. Mr. Fowler received a BBA in Marketing in 1985 from the Grand Valley State University of Michigan.

Audit Committee Financial Expert

          The Board has determined that the Chairman of the Audit Committee, Mr. Lager, is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NASDAQ Capital Market (“NASDAQ”), and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Committees of the Board of Directors

          The Board established an Audit Committee and a Compensation and Nominating Committee. The members of both committees are independent for purposes of the NASDAQ listing standards.

          The Chairman of our Audit Committee is Mr. Lager and the other members of the committee are Messrs. Stanley and Gorman. All of the members qualify as “independent” in accordance with the applicable rules under the U.S. Securities and Exchange Commission (“SEC”) and NASDAQ. The Audit Committee meets with management and our independent public accountants to determine the adequacy of internal controls and other financial reporting matters and review related party transactions for potential conflict-of-interest situations. The Audit Committee met four times in 2008.

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Audit Committee Report

          The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2008, and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Holtz Rubenstein Reminick LLP, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Holtz Rubenstein Reminick LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Holtz Rubenstein Reminick LLP its independence from SmartPros and its management. Holtz Rubenstein Reminick LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the SmartPros Annual Report on Form 10-K.

AUDIT COMMITTEE:

Martin H. Lager, Chairman
Leonard J. Stanley
John J. Gorman

          The Chairman of the Compensation and Nominating Committee is Mr. Gorman and the other members of the committee are Messrs. Stanley and Lager. The committee reviews and recommends the compensation and benefits payable to our officers, reviews general policy matters relating to employee compensation and benefits, and administers our various stock option plans and other incentive compensation arrangements. The committee also identifies individuals qualified to become members of the Board and makes recommendations to the Board of new nominees to be elected by stockholders or to be appointed to fill vacancies on the Board. The Compensation and Nominating Committee met one time in 2008. A copy of the Compensation and Nominating Committee Charter has been posted on our Web site at www.smartpros.com.

          In identifying and recommending nominees for positions on the Board, the Compensation and Nominating Committee places primary emphasis on the following: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a board of directors that is effective, collegial and responsive to our needs.

          The Compensation and Nominating Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. Under our bylaws, to have a candidate considered by the committee, a stockholder must timely notify our Secretary, Karen Stolzar, by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; PROVIDED, HOWEVER, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth the following information: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, including, without limitation, such

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person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder’s notice; and (iv) any financial interest of the stockholder in such nomination.

          The Compensation and Nominating Committee believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The committee may also receive suggestions from current members of the Board, executive officers or other sources, which may be either unsolicited or in response to requests from the committee for such candidates. In addition, the committee may also, from time to time, engage firms that specialize in identifying director candidates.

          Once a person has been identified by the committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the committee determines that the candidate warrants further consideration, the chairman or another member of the committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The committee will consider all such information in light of information regarding any other candidates that the committee might be evaluating for membership on the Board. In certain instances, the committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

          It is our policy to invite and encourage all of the directors to attend the Annual Meeting. All of the directors attended our 2008 Annual Meeting.

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Principal Accountant Fees and Services

          The aggregate fees billed by our principal accounting firm, Holtz Rubenstein Reminick LLP, for the fiscal years ended December 31, 2008 and 2007, are as follows:

	2008	2007

Audit fees (1)	$86,200	$76,171
Audit-related fees	—	—

Total audit and audit-related fees	86,200	76,171
Tax fees	—	—
All other fees (2)	56,600	4,450

Total fees	$142,800	$80,621

(1) Includes $10,200 and $11,361 of fees billed for services rendered in connection with their review of our quarterly reports on Forms 10-Q and 10-QSB for the fiscal years ended December 31, 2008 and 2007, respectively.

(2) Fees for audit, research and consulting in connection with acquisitions made in the fiscal years ended December 31, 2008 and 2007.

Audit Committee Pre-Approval Policies and Procedures

          The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before they are engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

Communications with Directors

          The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title, care of the Secretary. All such correspondence should be sent to our principal executive offices or by e-mail to the Secretary at secretary@smartpros.com. All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

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PROPOSAL 2
APPROVAL OF THE 2009 INCENTIVE COMPENSATION PLAN

Introduction

          On March 10, 2009, the Board unanimously approved and adopted the 2009 Plan to replace our 1999 Stock Option Plan (“1999 Plan”), which is expiring this year, and directed that the 2009 Plan be submitted to stockholders for approval. The 2009 Plan will become effective on the date our stockholders approve it (the “Effective Date”) and, at such time, the 1999 Plan will terminate and no longer be in effect.

          The 2009 Plan will replace the 1999 Plan and, like the 1999 Plan, will serve to align the interests of the participants with those of our stockholders through equity-based compensation alternatives, thereby promoting our long-term financial interests and enhancing long-term stockholder return. The 2009 Plan is intended to enhance our ability to effectively recruit, motivate and retain the caliber of employees and directors essential for our success and provide them with incentive compensation opportunities that are competitive with those of similar companies.

          Approval of the 2009 Plan, which allows awards to be granted under it for ten years, is intended to give us needed certainty and flexibility in designing and managing equity-based compensation to meet the needs of our business over an extended period of time.

          The maximum number of Common Shares that may be issued under the 2009 Plan is 800,000, less the sum of the following: (i) the number of Common Shares issued on or after January 1, 2009 and immediately prior to the Effective Date pursuant to the exercise of outstanding stock options granted under the 1999 Plan; (ii) the number of Common Shares issuable upon exercise of stock options outstanding on the Effective Date that were granted under the 1999 Plan; (iii) the number of restricted Common Shares granted under the 1999 Plan (whether vested or unvested). The maximum number of Common Shares available for issuance under the 1999 Plan as of December 31, 2008 was 748,970.

          The number of Common Shares covered by outstanding stock options granted under the 1999 Plan was 418,479 and the total number of Common Shares issued pursuant to restricted stock awards granted under the 1999 Plan was 183,388. Thus, assuming none of the outstanding stock options are exercised and no further grants of stock options or restricted stock are made under the 1999 Plan between the date of this Proxy Statement and the Effective Date, the total number of Common Shares available for new awards under the 2009 Plan initially will be 198,133. Any outstanding stock options granted under the 1999 Plan or the 2009 Plan that are cancelled or expire unexercised and any restricted Common Shares granted under the 1999 Plan or the 2009 Plan that are forfeited will return to the 2009 Plan and be available for future awards.

Summary Description of the 2009 Plan

          The following is a brief summary of the material features of the 2009 Plan. This summary is qualified in its entirety by reference to the text of the 2009 Plan, a copy of which is attached as Appendix A.

Administration and Operation

          The 2009 Plan will be administered by a committee of directors (each of whom will be a “non-employee director” for purposes of Rule 16b-3 promulgated by the SEC and an “outside director” for purposes of Section 162(m) of the Code) designated from time to time by the Board. Currently the Compensation and Nominating Committee has been charged with the responsibility of administering our stock-based compensation programs, and it will serve as the administration committee for the 2009 Plan.

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          Subject to certain restrictions that are set forth in the 2009 Plan, the committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2009 Plan, including the authority to construe and interpret the plan and awards under the plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend awards. Subject to certain restrictions that are set forth in the 2009 Plan, the committee may delegate any of its authority and responsibility to management, except for determinations and decisions regarding awards to be made, which must be made by the committee itself.

Eligibility

          The persons eligible to receive awards under the 2009 Plan include all of our employees, directors, officers, agents and other service providers.

Shares Available for Issuance

          The number of Common Shares that are authorized and available for issuance under the 2009 Plan when it becomes effective will be 800,000. No more than 200,000 Common Shares, however, can be issued pursuant to awards in the form of restricted stock and restricted stock units, as described below; provided, however, the number of Common Shares available for new awards under the 2009 Plan are reduced by the number of shares issued on or after January 1, 2009 upon the exercise of outstanding stock options, covered by outstanding stock options and restricted stock awards granted under the 1999 Plan. Any outstanding stock options granted under the 1999 Plan that are cancelled or expire unexercised and any restricted stock awards granted under the 1999 Plan that are forfeited will increase the number of Common Shares available for new awards under the 2009 Plan up to a maximum of 800,000 Common Shares. The number of Common Shares authorized and available for issuance under the 2009 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

Types and Terms of Awards

          Awards under the 2009 Plan may take the form of stock options (either incentive stock options or non-qualified options), restricted stock, or restricted stock units. Subject to restrictions that are set forth in the 2009 Plan, the committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

          The committee shall be subject to the following specific restrictions regarding the types and terms of awards:

•	The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.

•	No award may be granted after the expiration, more than ten years after the effective date, of the 2009 Plan.

•	No participant may receive in any calendar year awards of (i) stock options that cover more than 175,000 Common Shares and (ii) restricted stock or restricted stock units (or any combination thereof) that cover more than 75,000 Common Shares.

          No stock option can be “repriced” without the consent of the stockholders and of the option holder if the effect would be to reduce or increase the exercise price per share. For this purpose, “repricing” includes a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing or increasing the exercise price.

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Change in Control

          If the applicable award agreement so provides, upon certain events constituting a change in control of the company, as specified in the 2009 Plan, immediately prior to the occurrence of the change in control all options subject to the award will become immediately exercisable, the expiration of the restrictions applicable to any restricted stock or restricted stock unit grant made under the award shall immediately be accelerated, and such other results shall take place with respect to other awards as may be set forth in the relevant award agreement.

Amendments and Termination

          To the extent permitted by law, the Board, without the consent or approval of any 2009 Plan participant, may amend, suspend or terminate the 2009 Plan, so long as that action does not adversely affect the rights of any holder under any award then outstanding. Without the approval of the stockholders, however, in general the Board may not amend the 2009 Plan to increase the number of shares available for issuance or to modify the requirements regarding eligibility in the 2009 Plan. No Awards will be granted under the 2009 Plan after the tenth anniversary of its effective date.

Federal Income Tax Consequences

          The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2009 Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

          Stock Options. There will generally be no federal income tax consequences to either us or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and we will, in general, receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain or loss, as may be applicable.

          If the option is an incentive stock option, the participant generally will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price will be taken into account in determining the optionees alternative minimum taxable income for purposes of calculating the alternative minimum tax. When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute, in general, long-term capital gain. If the holding period requirements set forth in the previous sentence are not met, the participant will recognize ordinary income to the extent of, in general, the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. In general, we will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

          Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. We will be entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant, except to the extent that such participant’s total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Code unless any such grant of restricted stock is made pursuant to a performance-based benchmark established by the committee.

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          Restricted Stock Units. In the case of awards of restricted stock units, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and we generally will be entitled to a corresponding tax deduction.

          If an award under the 2009 Plan constitutes a deferral of compensation subject to the requirements of section 409A of the Internal Revenue Code, and if the award fails to meet those requirements or to be operated in accordance with those requirements, the recipient of the award will realize taxable income, generally, at the time of the deferral (or, if later, at the time the award ceases to be subject to a substantial risk of forfeiture), and an interest charge and additional 20% tax will also apply. It is anticipated, however, that any awards under the 2009 Plan that are subject to the requirements of section 409A will be made and administered in accordance with those requirements.

The Board Unanimously Recommends A Vote FOR The Approval of
the 2009 Plan and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed.

*          *          *          *          *

PROPOSAL 3
ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

          Holtz Rubenstein Reminick LLP has been our independent auditor since November 2004. Their audit report appears in our annual report for the fiscal year ended December 31, 2008. A representative of Holtz Rubenstein Reminick LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

          Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Holtz Rubenstein Reminick LLP to serve as independent auditors to conduct an audit of SmartPros’ accounts for the 2009 fiscal year. However, the Board is submitting this matter to SmartPros stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Holtz Rubenstein Reminick LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of SmartPros and the stockholders.

The Board Unanimously Recommends a Vote FOR this Proposal
and Proxies that are Signed and Returned Will Be So Voted
Unless Otherwise Instructed

*          *          *          *          *

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EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL HOLDERS

          The following table sets forth information regarding compensation awarded to, earned by, or paid to our principal executive officer and our two most highly compensated executive officers, other than our principal executive officer whose total compensation exceeded $100,000 in 2008 (collectively, the “Named Executive Officers”), for all services rendered to us in all capacities during the last two completed fiscal years.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)(1)	Stock Awards (e)(2)	Option Awards (f)(2)	All Other Comp (i)(3)	Total (j)

Allen S. Greene,	2008	$300,000	$26,667	$73,203	$6,462	$34,567	$440,899
Chief Executive Officer	2007	$281,250	$25,000	$22,783	$1,616	$36,644	$367,293

Jack Fingerhut,	2008	$212,500	$20,000	$28,663	$6,997	$20,448	$288,608
President	2007	$203,125	$20,000	$11,118	$808	$25,825	$260,876

Joseph Fish	2008	$185,000	$13,333	$21,967	$6,788	$14,402	$241,490
Chief Technology Officer	2007	$171,125	$16,000	$20,452	$4,463	$9,689	$221,729

(1)	Cash bonuses and stock awards in 2007 were paid in 2008. Cash bonuses and stock awards in 2008 were paid in 2009.

(2)

Calculated using the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, Share-based Payments, and reflects the amounts charged to income as reported on our financial statements.

(3)	Car allowance (net of taxable portion) or payment, medical and long-term disability insurance and/or 401(k) matching.

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Employment Agreements

          We have employment agreements with each of the Named Executive Officers.

          The employment agreement with Allen S. Greene, dated as of February 1, 2007, is for a term of three years but renews automatically for a new three-year term at the end of the first year of each three-year term unless either party gives notice before the end of the first year of each three year term of its intention not to renew the agreement. The contract called for an initial annual base salary of $275,000 subject to increases and bonuses awarded by the compensation committee. Mr. Greene is also entitled to either a company car or a car allowance and is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In the event we terminate the agreement without cause (as defined) or by Mr. Greene terminates the agreement for good reason (as defined), Mr. Greene is entitled to the remainder of his base salary and all fringe benefits and an average of the last two years annual bonuses.

          The employment agreement with Jack Fingerhut, as amended as of October 1, 2008, is for a term of three years. Mr. Fingerhut’s annual base salary is $212,500 subject to increases and bonuses awarded by the compensation committee. He is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In addition, he receives an annual car allowance. In the event his contract is terminated by us without cause (as defined), he will be entitled to his base salary and all fringe benefits for the remainder of the term of the contract, and a payment equal to the average of the then last two years bonuses multiplied by the number of years, or fraction thereof, remaining on the term of the contract.

          The employment agreement with Joseph Fish, as amended on August 20, 2008, is for a term through February 2010. Mr. Fish’s annual base salary is $185,000 subject to increases and bonuses awarded by the compensation committee. He is also entitled to participate in all of our employee benefit programs, including health and long-term disability insurance. In addition, he receives an annual car allowance. In the event his contract is terminated by us without cause (as defined), he will be entitled to his base salary for the remainder of the term of the contract.

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Outstanding Equity Awards At December 31, 2008 (Fiscal Year-End)

	Options Awards						Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options(#) Exercisable (b)		Number of Securities Underlying Unexercised Options(#) Unexercisable (c)		Option Exercise Price (e)	Option Expiration Date (f)	Number of Shares of Stock That Have Not Vested (g)		Market Value of Shares That Have Not Vested (h)(1)

Allen S. Greene	103,399	(2)	—		$5.32	04/09/2011	1,750	(3)	$4,130
	25,850	(4)	—		$2.42	01/29/2012	3,268	(5)	$7,712
	—		10,000	(6)	$5.78	09/24/2017	5,250	(7)	$12,390
			50,000	(8)	$2.54	02/19/2019

Jack Fingerhut	6,666	(9)	3,334	(9)	$2.75	10/12/2016	1,042	(3)	$2,459
	—		5,000	(6)	$5.78	09/24/2017	10,000	(6)	$23,600
							2,614	(10)	$6,169
							3,938	(11)	$9,294

Joseph Fish	15,000	(12)	—		$3.44	10/03/2015	1,125	(3)	$2,655
	34,897	(13)	—		$5.32	07/22/2011	10,000	(6)	$23,600
							1,046	(14)	$2,469
							2,625	(15)	$6,195

(1)	Market value as of December 31, 2008 at closing price of $2.36.

(2)	Awarded on July 24, 2001.

(3)	Awarded on January 29, 2007.

(4)	Awarded on January 26, 2002.

(5)	Awarded on February 14, 2008. On February 14, 2009, 1,634 of these shares vested and the remaining 1,634 shares will vest on February 14, 2010.

(6)	Awarded on September 24, 2007.

(7)

Stock awarded on February 19, 2009 as a bonus for performance in 2008 and was recorded as a 2008 expense. The 5,250 shares vest in three equal installments beginning on February 19, 2009, and on February 1, 2010 and 2011.

(8)	Awarded on February 19, 2009. Begins vesting in three equal installments on February 1, 2010, 2011 and 2012.

(9)	Awarded on October 12, 2006. An aggregate of 6,666 have vested and the remaining 3,334 shares will vest on October 12, 2009.

(10)	Awarded on February 14, 2008. On February 14, 2009, 1,307 of these shares vested and the remaining 1,308 shares will vest on February 14, 2010.

(11)

Stock awarded on February 19, 2009 as a bonus for performance in 2008 and was recorded as a 2008 expense. The 3,938 shares vest in three equal installments beginning on February 19, 2009, and on February 1, 2010 and 2011.

(12)	Awarded on October 3, 2005.

(13)	Awarded in July 2001.

(14)	Awarded on February 14, 2008. On February 14, 2009, 523 of these shares vested and the remaining 523 shares will vest on February 14, 2010.

(15)

Stock awarded on February 19, 2009 as a bonus for performance in 2008 and was recorded as a 2008 expense. The 2,625 shares vest in three equal installments beginning on February 19, 2009, and on February 1, 2010 and 2011.

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          We maintain a 401(k) plan for our employees to which we made matching contributions totaling approximately $24,000 in 2007 and $0 in 2008. We do not provide for any other retirement benefit for any of our employees, including executive officers.

          In recognition of our performance in 2008, on February 19, 2009 the Compensation and Nominating Committee granted certain key employees an aggregate of 116,616 restricted Common Shares and options covering 55,750 Common Shares as bonuses under the 1999 Plan. The option awards were related to services performed in 2008 and vest over three years beginning on February 1, 2010 through 2012. Of the restricted Common Shares, (i) 18,116 shares were also related to services performed in 2008 and, as such, the value of these shares was recorded as a 2008 expense, and vest in equal installments over three years beginning on February 19, 2009, and on February 1, 2010 and 2011; and (ii) 98,500 shares were awarded to certain of our key employees to provide incentive and help us retain their services of which, 48,500 shares will vest on February 1, 2012 and 50,000 shares will vest in equal annual installments over the next four years beginning on February 1, 2010 through 2013.

          Each grantee of restricted Common Shares is deemed to be the legal and beneficial owner of all the Common Shares included in his or her grant and has the right to vote those shares and receive the dividends on those shares. Any unvested shares will be forfeited if the grantee’s employment is terminated, voluntarily or involuntarily before they vest.

Compensation of Directors

          Each non-employee director receives an annual fee of $8,000, payable in equal quarterly installments, and $500 plus reimbursement for actual out-of-pocket expenses in connection with each Board meeting attended in person and $200 for each board meeting attended telephonically. The head of the Audit Committee receives an annual fee of $1,000, payable in equal quarterly installments. Each member of the audit, compensation and nominating committees receives $500 for each committee meeting he attends in person and $200 for each audit committee meeting attended telephonically unless the meeting immediately precedes or follows a meeting of the Board, in which case he will receive $200 for attending in person or $100 if he attends by telephone. At the discretion of the Board, newly elected independent directors may be granted stock options pursuant to the terms of our Stock Option Plan. John Gorman and Marty Lager were granted options covering 9,000 and 10,000 shares, respectively, upon their election to the Board. Mr. Gorman’s options have an exercise price of $3.05 and Mr. Lager’s options have an exercise price of $4.00. Leonard Stanley was granted options covering 9,000 shares upon his election to the Board. Mr. Stanley’s options have an exercise price of $5.94.

          To align the interests of our non-employee directors with those of our stockholders, non-employee directors are each awarded stock options exercisable for 9,000 Common Shares upon joining the Board or 10,000 Common Shares, if at such time the director is also appointed a chairman of a committee of the Board. After three-years of service on the Board, non-employee directors are entitled to an annual award of stock options exercisable for 1,000 Common Shares. All such awards are subject to adjustment at the sole discretion of the Board.

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Director Compensation

          The following table provides compensation information for the year ended December 31, 2008 for each of the independent members of the Board.

Name	Fees Earned In Cash	Option Awards ($)(1)	Total ($)

Marin H. Lager	$ 11,750	$ 1,750	$ 13,500
John Gorman	$ 9,150	$ 2,723	$ 11,873
Leonard J. Stanley	$ 9,950	$ 6,668	$ 16,618

(1)

Reflects the value of the stock option that was charged to income as reported on our financial statements and are calculated using the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, Share-based Payments.

Limitation of Directors’ Liability and Indemnification

          Our certificate of incorporation limits the liability of individual directors for specified breaches of their fiduciary duty. The effect of this provision is to eliminate the liability of directors for monetary damages arising out of their failure, through negligent or grossly negligent conduct, to satisfy their duty of care, which requires them to exercise informed business judgment. The liability of directors under the federal securities laws is not affected. A director may be liable for monetary damages only if a claimant can show receipt of financial benefit to which the director is not entitled, intentional infliction of harm on us or on our stockholders, a violation of Section 174 of the Delaware General Corporation Law (dealing with unlawful distributions to stockholders effected by vote of directors), and any amended or successor provision thereto, or an intentional violation of criminal law.

          Our certificate of incorporation also provides that we will indemnify each of our directors or officers, and their heirs, administrators, successors and assigns against any and all expenses, including amounts paid upon judgments, counsel fees, and amounts paid or to be paid in settlement before or after suit is commenced, actually and necessarily incurred by such persons in connection with the defense or settlement of any claim, action, suit or proceeding, in which they, or any of them are made parties, or which may be asserted against them or any of them by reason of being, or having been, directors or officers of the corporation, except in relation to such matters in which such director or officer shall be adjudged to be liable for his own negligence or misconduct in the performance of his duty.

          There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which we are required or permitted to provide indemnification, except as set forth under Certain Relationships and Related Party Transactions. We are also not aware of any threatened litigation or proceedings that may result in a claim for indemnification.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to directors, officers or controlling persons under our certificate of incorporation, we have been informed that, in the opinion of the SEC, indemnification is against public policy as expressed in the Securities Act and is unenforceable.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

          The following table sets forth information regarding the beneficial ownership of our Common Shares as of the Record Date:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding Common Shares;

•	each director;

•	each Named Executive Officer; and

•	all of our directors and executive officers as a group.

          Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the Common Shares owned by them. The individual stockholders have furnished all information concerning their respective beneficial ownership to us.

Name and address of beneficial owner (1)	Common Shares Beneficially Owned (2)		Percent of Common Shares Beneficially Owned (3)

Directors and Named Executive Officers
Allen S. Greene	403,630	(4)	7.9%
Jack Fingerhut	191,344	(5)	3.8%
Joseph Fish	72,716	(6)	1.4%
Martin H. Lager	24,666	(7)	*
John J. Gorman	50,000	(8)	1.0%
Leonard J. Stanley	7,000	(9)	*

All directors and executive officers as a group(8 persons)	546,939	(10)	14.8%

5% Owners
John H. Lewis
388 Market Street, Suite 920
San Francisco, California 94111	487,205	(11)	9.8%

Zohar Ben-Dov
2125 Hatchers Mill Road
Marshall, Virginia 20115	520,098		10.4%

*Less than 1%

(1)	Unless otherwise indicated all addresses are c/o SmartPros Ltd., 12 Skyline Drive, Hawthorne, New York 10532.

(2)

According to the rules and regulations of the SEC, Common Shares that a person has a right to acquire within 60 days of the date of this Proxy Statement are deemed to be beneficially owned by that person and outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 4,995,826 Common Shares outstanding as of the Record Date.

(4)	Includes 129,249 Common Shares underlying outstanding options and 58,634 Common Shares that are subject to vesting.

(5)	Includes 6,666 Common Shares underlying options and 23,787 Common Shares are subject to vesting.

(6)	Includes 49,897 Common Shares underlying options and 21,773 Common Shares are subject to vesting.

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(7)	Includes 10,000 Common Shares underlying options and 14,666 Common Shares beneficially owned by Mr. Lager as trustee of the Lager Family Realty Trust and the trust U/W/O Irwin Lager.

(8)	Includes 9,000 Common Shares underlying options.

(9)	Includes 4,500 Common Shares underlying options.

(10)	Includes 219,312 Common Shares underlying outstanding options and 104,194 Common Shares are subject to vesting.

(11)

486,605 of these Common Shares are deemed beneficially owned by Mr. Lewis as the controlling member of Osmium Partners, LLC, a Delaware limited liability company, which serves as the general partner of Osmium Capital, LP, Osmium Capital II, LP and Osmium Spartan, LP, Delaware limited partnerships and the registered holders of the Common Shares.

Securities Authorized for Issuance Under Equity Compensation Plans

          To attract and retain the personnel necessary for our success, we adopted our 1999 Plan which will expire this year and would be replaced by the 2009 Plan. The 1999 Plan is administered by the compensation committee of the Board and provides for equity awards to our employees and others who perform services for us, which would include directors and consultants. Stock options granted under this plan must be exercised within a maximum of 10 years from the date of grant at an exercise price that is not less than the fair market value of the Common Shares on the date of the grant. Options granted to stockholders owning more than 10% of our outstanding Common Shares must be exercised within five years from the date of grant and the exercise price must be at least 110% of the fair market value of the Common Shares on the date of the grant.

          The following table sets forth the information about our 1999 Plan as of December 31, 2008:

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options and warrants		Weighted average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by stockholders	365,144	(1)	$4.71	383,826

(1) Does not include 66,772 restricted Common Shares issued under the 1999 Plan.

Certain Relationships and Related Transactions

          None.

Legal Proceedings

          None.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires SmartPros’ officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC

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regulations to furnish us with copies of all Section 16(a) forms they file.

          To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with during 2008. With respect to any former directors, officers, and 10% stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

MISCELLANEOUS

Other Matters

          We know of no business that will be presented for consideration at the Annual Meeting other than that stated in the notice of meeting.

Stockholder Proposals

          Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2010 must follow the procedures found in Rule 14a-8 under the Exchange Act and our bylaws. To be eligible for inclusion in our 2010 proxy materials, all qualified proposals must be received by our Secretary no later than December 28, 2009. Stockholder proposals submitted thirty (30) or more, but less than sixty (60), days before the scheduled date for the 2010 annual meeting may be presented at the annual meeting if such proposal complies with our bylaws, but will not be included in our proxy materials; PROVIDED, HOWEVER, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Secretary shall set forth the following: (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal or nomination to amend our bylaws, the language of the proposed amendment; (iii) the name and address of the stockholder making the proposal or nomination and any other stockholders known by such stockholder to be supporting such proposal; (iv) the class and number of shares of stock owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal or nomination on the date of such stockholder’s notice; and (v) any financial interest of the stockholder in such proposal or nomination.

Solicitation of Proxies

          We will bear the cost of this Proxy solicitation and any additional material relating to the meeting which may be furnished to the stockholders. In addition, solicitation by telephone, telegraph or other means may be made personally, without additional compensation, by our officers, directors and regular employees. We also will request brokers, dealers, banks and voting trustees and their nominees holding shares of record but not beneficially to forward Proxy soliciting material to beneficial owners of such shares, and upon request, will reimburse them for their expenses in so doing.

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Householding

          The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report from us directly, please contact us by writing to our Secretary, Karen Stolzar, at, our principal executive offices or calling her at 914-345-2620.

Availability of Proxy Materials

          We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”), including the financial statements and financial statement schedules included therein. All such requests should be directed to our Secretary, Karen Stolzar, at our principal executive offices.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual
Meeting to Be Held on June 16, 2009.

The proxy materials for the Annual Meeting, including the Annual Report and the
Proxy Statement are available at http://ir.smartpros.com.

          EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Karen S. Stolzar

Karen S. Stolzar, Secretary

Dated:	Hawthorne, New York
April 27, 2009

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APPENDIX A

SMARTPROS LTD.

2009 INCENTIVE COMPENSATION PLAN

I.

PURPOSES

          1.1 Purposes. The purposes of this 2009 STOCK AND INCENTIVE PLAN (as the same may be amended from time to time, the “Plan”) are (i) to advance the interests of SMARTPROS LTD., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below) and stockholders by strengthening the ability of the Company and its Subsidiaries to attract and retain employees, officers and directors of experience and ability and (ii) to furnish an additional incentive to such persons to expend their best efforts on behalf of the Company or any such Subsidiary.

          1.2 Types of Awards. The Plan provides for the granting of the following types of Awards:

(a)	Incentive Options (as defined below);

(b)	Nonstatutory Options (as defined below);

(c)	Restricted Stock Awards (as defined below); and

(d)	Restricted Stock Units (as defined below).

          1.3 Effectiveness. The Plan shall be effective on the date it is adopted by the stockholders (the “Effective Date”). Upon the Effective Date, the Company’s 1999 Stock Option Plan, as amended (the “1999 Plan”), shall terminate and no longer be in effect; provided, however, any outstanding Awards under the 1999 Plan shall continue in full force and effect under the terms of any agreement covering such Award.

II.

CERTAIN DEFINITIONS

          In addition to any terms defined elsewhere in the Plan, the following capitalized terms shall have the following respective meanings as used in the Plan:

          2.0 “1999 Plan” has the meaning given to that term in Section 1.3.

          2.1 “Arbitration Notice” has the meaning given to that term in Section 9.19.

          2.2 “Available Shares” has the meaning given to that term in Section 3.2.

          2.3 “Award” means the grant of any form of Option, Restricted Stock Award, or Restricted Stock Unit, whether granted singly, in combination, or in tandem, to a Holder pursuant to such terms, conditions and limitations as the Committee may establish from time to time under the Plan or the 1999 Plan.

          2.4 “Award Agreement” means the written document or agreement evidencing the grant of an Award by the Company to a Holder and any additional terms, conditions or limitations with respect to such grant.

          2.5 “Board of Directors” means the board of directors of the Company.

          2.6 “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          2.7 “Change in Control” means:

                 (a) Any “person” (solely for purposes of this Section 2.7, defined as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) or more than one person acting as a group (as defined in paragraph (c) below) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company’s outstanding stock;

                 (b) There is a change in the composition of the Board of Directors over a period of twelve (12) consecutive months or less such that a majority of the members of the Board of Directors (rounded up to the nearest whole number) cease to be individuals who either (x) have been members of the Board of Directors continuously since the beginning of such period or (y) have been elected or nominated for election as members of the Board of Directors during such period by a majority of the members of the Board of Directors described in clause (x) who were still in office at the time such election or nomination was approved by the Board of Directors; or

                 (c) The sale of all or substantially all of the assets of the Company.

                     It is intended that the Change in Control events described in this definition meet the requirements for a “Change in Control Event” as described in Section 1.409A -3(i)(5) of the Treasury Regulations promulgated under Section 409A, and the term “Change in Control” shall be interpreted and applied for all purposes of this Plan in a manner consistent with such intent.

          2.8 “Code” means the Internal Revenue Code of 1986, as amended.

          2.9 “Committee” means the Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors pursuant to Article IV to administer the Plan.

          2.10 “Company” has the meaning given to that term in Section 1.1.

          2.11 “Covered Event” means (a) the commission by a Holder of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary; (b) the commission by a Holder of an act of fraud in the performance of such Holder’s duties on behalf of the Company or a Subsidiary; (c) the continuing failure of a Holder to perform the duties of such Holder to the Company or a Subsidiary (other than such failure resulting from the Holder’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the Holder by the Company; or (d) the order of a court of competent jurisdiction requiring the termination of the Holder’s employment.

          2.12 “Date of Grant” has the meaning given to that term in Section 5.4.

          2.13 “Designated Beneficiary” has the meaning given to that term in Section 9.6.

          2.14 “Disability” has the meaning given it in the employment agreement between the Company or a Subsidiary and the Holder; provided, however, that if the Holder has no such employment agreement or such term is not defined in the employment agreement, “Disability” shall mean that (1) the Committee has determined that the Holder has a permanent physical or mental impairment of sufficient severity as to prevent the Holder from performing duties for the Company or Subsidiary, as applicable, and (2) the Committee or the Company or the relevant Subsidiary has provided written notice to the Holder that the Holder’s employment is terminated due to a permanent “Disability” pursuant to this Section. Notwithstanding the preceding sentence, with respect to any Award constituting a deferral of compensation subject to the requirements of Section 409A, “Disability” shall mean that a Holder is “disabled” within the meaning of Section 409A(a)(2)(C). The Committee may establish any process or procedure it deems appropriate for determining whether a Holder has a “Disability.”

          2.15 “Dispute” has the meaning given to that term in Section 9.19.

          2.16 “Effective Date” has the meaning given to that term in Section 1.3.

          2.17 “Eligible Individuals” means directors, officers, employees and agents of, and other providers of services to, the Company or any of its Subsidiaries.

          2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          2.19 “Exercise Notice” has the meaning given to that term in Section 6.5 (with respect to Options).

          2.20 “Exercise Price” has the meaning given to that term in Section 6.4.

          2.21 “Fair Market Value” means a per share value defined as follows, for a particular day:

                 (a) Subject to Section 2.21(d), if shares of Stock of the same class are listed on any national securities exchange at the date of determination of Fair Market Value, then the closing price of one share on that exchange (or, if more than one exchange, the exchange determined by the Committee to be used for such purpose) on the date in question or, if such day is not a Business Day or no such closing price is reported for that day, on the last Business Day for which such a closing price is reported before the date in question, in any case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that exchange; or

                 (b) Subject to Section 2.21(d), if shares of Stock of the same class are not listed as provided in Section 2.21(a) and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by the OTC Bulletin Board of the National Association of Securities Dealers, Inc. at the date of determination of Fair Market Value, then the mean between the high bid and low asked prices on the date in question or, if such day is not a Business Day or no such prices are reported that day, on the last Business Day for which such prices are reported before the date in question; or

                 (c) If shares of Stock of the same class are not listed as provided in Section 2.21(a) and bid and asked prices therefor are not reported by the OTC Bulletin Board as provided in Section 2.21(b) at the date of determination of Fair Market Value, then the value determined by the Committee; or

                 (d) If shares of Stock of the same class are listed as provided in Section 2.21(a) or bid and asked prices therefor are reported by the OTC Bulletin Board as provided in Section 2.21(b) at the date of determination of Fair Market Value, but the volume of trading is so low that the Committee determines that such prices are not indicative of the fair value of the Stock, then the value determined by the Committee.

          2.22 “Holder” means an Eligible Individual to whom an Award has been granted.

          2.23 “Incentive Option” means an incentive stock option as defined under Section 422 of the Code.

          2.24 “Maximum Shares” has the meaning given to that term in Section 3.1.

          2.25 “NASDAQ” means the Nasdaq Stock Market, Inc.

          2.26 “Non-Employee Director” means a person who is a “Non-Employee Director” as that term is used in Rule 16b-3.

          2.27 “Nonstatutory Option” means a stock option that (i) does not satisfy the requirements for an incentive stock option under Section 422 of the Code; (ii) that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option; or (iii) is modified in accordance with Section 9.2(b) to be an option other than an Incentive Option.

          2.28 “Normal Retirement” means the termination of the Holder’s employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder attains age seventy (70) or such other date the Committee or the Board of Directors shall designate (but for purposes of clarification excludes any termination of employment as a result of a Covered Event).

          2.29 “Option” means either an Incentive Option or a Nonstatutory Option, or both.

          2.30 “Option Agreement” means an Award Agreement for an Option.

          2.31 “Outside Director” means an “outside director” as that term is used in Section 162(m).

          2.32 “Person” means any individual, partnership, joint venture, corporation, trust, unincorporated organization, association, limited liability company, joint stock company, government or any department or agency thereof, or any other form of association or entity.

          2.33 “Plan” has the meaning given to that term in Section 1.1.

          2.34 “Restricted Stock Award” means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VII, of Stock that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option or a Restricted Stock Unit whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

          2.35 “Restricted Stock Unit" means the grant of a unit representing a contingent right to receive a specified number of shares of Stock issued and delivered at the end of a specified period, subject to the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII.

          2.36 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act.

          2.37 “Section 162(m)” means Section 162(m) of the Code.

          2.38 “Section 409A” means Section 409A of the Code.

          2.39 “Securities Act” means the Securities Act of 1933, as amended.

          2.40 “Stock” means the Company’s authorized common stock, par value $0.0001 per share, or any other securities, property or assets that are substituted for the Stock as provided in Section 9.1.

          2.41 “Subsidiary” means an entity, as may from time to time be designated by the Committee, that is (i) a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), or (ii) any other entity that the Company controls, directly or indirectly. For purposes of this definition, “control” means the power to direct the management and policies of such entity, whether through the ownership of Voting Securities, by contract or otherwise.

          2.42 “Ten Percent Stockholder” shall have the meaning given to that term in Section 5.2.

          2.43 “Voting Securities” means any securities that at the applicable time are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

III.

SHARES OF STOCK SUBJECT TO THE PLAN

          3.1 Maximum Shares. Subject to the provisions of Sections 3.2, 3.3, 3.6 and Section 9.1, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan (the “Maximum Shares”) shall be equal to eight hundred thousand (800,000) Shares of Stock of which up to two hundred thousand (200,000) shares can be issued or transferred pursuant to Restricted Stock Awards and Restricted Stock Units.

          3.2 Available Shares. Except as otherwise provided in Section 3.3, at any time, the number of shares of Stock that may then be made subject to issuance or transfer pursuant to new Awards under the Plan (the “Available Shares”) shall be equal to (a) the number of Maximum Shares minus (b) the sum of (1) the number of shares of Stock subject to issuance or transfer upon exercise or settlement of the then outstanding Awards granted under this

Plan and awards granted under the 1999 Plan; and (2) the number of shares of Stock issued or transferred upon exercise or settlement of Awards granted under this Plan and awards granted under the 1999 Plan; provided, however, in the case of Options granted under the 1999 Plan, any shares of Stock issued upon the exercise of Options prior to January 1, 2009 shall not be taken into account under this clause (2).

          3.3 Restoration of Unused Shares. If Stock subject to any Award under this Plan or the 1999 Plan is not issued or transferred, or ceases to be issuable or transferable, for any reason, including the termination, forfeiture, unexercised expiration, exchange for other Awards under this Plan or settlement in cash in lieu of Stock, of an Award under this Plan or the 1999 Plan, the shares of Stock that were subject to that Award shall no longer be charged against the number of Maximum Shares in calculating the number of Available Shares under Section 3.2 and shall again be included in Available Shares.

          3.4 Description of Shares. The shares of Stock to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time. All shares of Stock issued or transferred as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

          3.5 Listing, Registration, etc. of Shares. If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares of Stock covered by the Plan upon any national securities exchange or other trading system or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares of Stock under the Plan, no shares of Stock shall be issued or transferred under the Plan unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors. Nothing in the Plan shall require the Company to list, register or qualify any securities, to obtain any such consent or approval, or to maintain any such listing, registration, qualification, consent or approval.

          3.6 Reduction in Outstanding Shares of Stock. Nothing in this Article III shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued or transferred pursuant to an Award or thereafter issued or transferred pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

IV.

ADMINISTRATION OF THE PLAN

          4.1 Committee. The Board of Directors shall designate the Committee to administer the Plan, each member of which shall at all times be (a) a Non-Employee Director and (b) an Outside Director. The number of individuals that shall constitute the Committee shall be determined from time to time by the Board of Directors, but shall be no fewer than two (2) individuals.

          4.2 Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two (2) or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

          4.3 Meetings and Actions of Committee. The Board of Directors shall designate the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until the director ceases to be a member of the Committee or until the Board of Directors designates a new chairman. The Committee shall hold its meetings at such times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan and the Company’s Certificate of Incorporation and Bylaws (in each case as amended from time to time), Rule 16b-3 and Section 162(m), to the extent applicable, as the Committee may deem advisable.

          4.4 Committee’s Powers. Subject to the express provisions of the Plan, any applicable Award Agreement, Rule 16b-3 and Section 162(m), to the extent applicable, the Committee shall have the authority (a) to adopt, amend, and rescind administrative, interpretive and other rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement and any amendments thereto, including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, Restricted Stock Awards and Restricted Stock Units, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) except as provided in Section 9.5, the effect of leaves of absence and the effect of transfers of an Eligible Individual’s employment from the Company to a Subsidiary or from a Subsidiary to the Company (consistent with any applicable regulations of the Internal Revenue Service and any other requirements of applicable law with respect to the same); (e) to construe the respective Award Agreements, the Plan, and any rules or regulations with respect thereto; (f) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (g) to reduce, eliminate or accelerate any restriction or vesting requirement applicable to an Award at any time after the grant of an Award or to extend the time for exercising any Option (but not beyond the original ten year term), Restricted Stock Awards and Restricted Stock Units; (h) to amend any Award Agreement or waive any provision, condition or limitation thereof; (i) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals; (j) to take or refrain from taking such other actions as are described in the Plan as within the purview of the Committee; and (k) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), to the extent applicable, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect. Any determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement need not be consistent, even among Eligible Individuals who are similarly situated and/or who have previously received similar or other Awards, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement. The determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement shall, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement, be made in the sole discretion of the Committee (subject to modification or rescission by the Board of Directors, if consistent with Rule 16b-3 and Section 162(m), to the extent applicable) and shall be final, binding and conclusive.

          4.5 Counsel, Consultants and Agents. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultants and any computation received from any such consultants or agents. Expenses incurred by the Committee in the engagement of any such counsel, consultants or agents shall be paid by the Company.

V.

ELIGIBILITY AND PARTICIPATION; CERTAIN AWARD TERMS

          5.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof (and, with respect to Incentive Options, satisfy the requirements of Section 5.2) . Notwithstanding the preceding sentence, except as indicated by Section 1.409A -1(b)(5)(iii)(E) of the

Code and except as may otherwise be provided in guidance issued by the Internal Revenue Service under Section 409A of the Code, a person shall not be awarded an Option pursuant to the Plan if the Subsidiary by which such person is employed (or to which such person provides services) would not be considered part of the same “single employer” as the Company under Sections 414(b) and 414(c) of the Code.

          5.2 Limitation for Incentive Options. Notwithstanding any provision contained in the Plan to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless the person is an Eligible Individual employed by the Company or any Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) at the time of the grant thereof, and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) (a “Ten Percent Stockholder”). Nevertheless, clause (b) of the foregoing sentence of this Section 5.2 shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of the Fair Market Value per share of Stock and the Incentive Option is not, by its terms, exercisable after the expiration of five (5) years from the Date of Grant.

          5.3 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. The Committee shall also determine the number (or the method of determining the number) of shares of Stock, or amounts (or method of determining the amounts) of cash or other property or assets, subject to each of the Awards.

          5.4 Date of Grant. The date on which the Award covered by an Award Agreement is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award. Except as otherwise determined by the Committee, in no event shall a Holder gain any rights with respect to an Award in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Company and (if required in the Award Agreement) the Holder. The Committee may invalidate an Award at any time before the Award Agreement is executed by the Holder (if such execution is required) or is delivered to the Holder (if such execution is not required), and any such invalidated Award shall be treated as never having been granted.

          5.5 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and, if required in the Award Agreement, by the Eligible Individual to whom the Award is granted, and that includes such terms, conditions and limitations that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently.

          5.6 No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

          5.7 Limitation on Individual Awards. No Eligible Individual shall, in one calendar year, be granted of (i) Options covering more than one hundred and seventy five thousand (175,000) shares of Stock and (ii) Restricted Stock Awards or Restricted Stock Units (or any combination thereof) exceeding seventy five thousand (75,000) shares of Stock, without regard to any vesting limitations with respect to any such grant.

          5.8 Payment of Taxes. The Committee may require a Holder to pay to the Company (or, if the Holder is an employee of a Subsidiary of the Company, to such Subsidiary), with respect to an Option, at the time of the exercise of such Option, and with respect to a Restricted Stock Award or Restricted Stock Unit, at such time or times as may be designated by the Committee, the amount that the Committee deems necessary to satisfy the Company’s or such Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes associated with the exercise, grant or payment with respect to the relevant Award. Upon the exercise of an Option requiring tax withholding (or, with respect to a Restricted Stock Award or Restricted Stock Unit, prior to such time or times as such payment is due from the Holder to the Company or such Subsidiary), the Holder may (a) request that the Company withhold from the shares of Stock to be issued or transferred to the Holder the number of shares (based upon the shares’ Fair Market Value per share as of the day before the date of withholding) necessary to satisfy the Company’s or such Subsidiary’s obligation to withhold taxes, the determination as to such obligation to be based on the shares’ Fair Market Value per share as of the day before the date of exercise (with respect to an Option) or as of the date on which tax withholding is to be made (with respect to Restricted Stock Awards or Restricted Stock Units); (b) request that the Holder be allowed to deliver to the Company sufficient shares of Stock (based upon the shares’ Fair Market Value per share as of the day before the date of such delivery)

to satisfy the Company’s or such Subsidiary’s tax withholding obligations; or (c) deliver sufficient cash to the Company to satisfy the Company’s or such Subsidiary’s tax withholding obligations. Holders who wish to proceed under clause (a) or (b) above must make their request to do so at such time and in such manner that the Committee prescribes from time to time, and such transaction shall be effected in accordance with such procedures as the Committee may establish from time to time. Notwithstanding the foregoing, however, the Committee may, at its sole option, deny any Holder’s request to proceed under clause (a) or (b) above or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock or cash. In the event the Committee subsequently determines that the cash amount or the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or tendered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency. The Company may also, if the Committee so elects, retain any cash and any certificates evidencing shares of Stock to which such Holder is entitled upon the exercise of the Option or in connection with a Restricted Stock Award or in settlement of a Restricted Stock Unit as security for the payment of any tax withholding obligation until satisfied, and the Company shall have all rights of a secured creditor under the New York State Uniform Commercial Code with respect to the same.

          5.9 Forfeiture and Restrictions on Transfer; Other Conditions. Without limitation of any other provisions of the Plan or any power of the Board of Directors or the Committee hereunder, any Award Agreement may contain or otherwise provide for, in addition to any terms, conditions or limitations required or permitted by other provisions of the Plan, such other terms, conditions or limitations as the Committee may deem advisable or proper from time to time provided any such additional term, condition or limitation is not inconsistent with the terms of the Plan, including (i) restrictions on the transferability of the Award; (ii) restrictions or the removal of restrictions upon the exercise of an Award; (iii) restrictions or the removal of restrictions on the retention or transfer of any shares of Stock acquired pursuant to an Award or otherwise; (iv) options and rights of first refusal in favor of the Company and one or more stockholders of the Company; (v) requirements that the Holder render substantial services to the Company or one or more of its Subsidiaries for a specified period of time; (vi) restrictions on disclosure and use of certain information regarding the Company or other Persons; (vii) restrictions on solicitation of employees and other Persons; (viii) restrictions on competition; and (ix) other terms, conditions or limitations; all of which as the Committee may deem proper or advisable from time to time.

VI.

TERMS AND CONDITIONS OF OPTIONS

          6.0 Compliance with Option Agreement. All Options granted under the Plan shall comply with, and the related Option Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VI (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) and also to the terms, conditions and limitations set forth in Article IX (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option); provided, however, that the Committee may authorize an Option Agreement that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations of Article IX. The Committee may also authorize an Option Agreement that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Option Agreement unless the Option Agreement expressly states that such term, condition or limitation applies.

          6.1 Number of Shares; Type of Award. Each Option Agreement shall state the total number of shares of Stock to which it relates. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.

          6.2 Vesting. The Option Agreement shall state (i) any time, periods or other conditions in or pursuant to which the right to exercise the Option or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting. Any or all of the foregoing shall be determined by the Committee or the Board of Directors in their sole and absolute discretion.

          6.3 Expiration. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten (10) years (or, with respect to a Ten Percent Stockholder, five (5) years) commencing on the Date of Grant of the Incentive Option.

          6.4 Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”), which shall not be less than the greatest of (a) the par value per share of the Stock, (b) one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option, or (c) in the case of an Incentive Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

          6.5 Method of Exercise. Each Option shall be exercisable only by notice of exercise (the “Exercise Notice”) in the manner (including the time period) specified by the Committee from time to time (which need not comply with Section 12.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by another Person authorized to exercise the Option pursuant to Section 9.6 or 9.7 (to the extent that each is applicable to the Option) or pursuant to the relevant Option Agreement, (c) be accompanied by the aggregate Exercise Price for all shares of Stock for which the Option is exercised in accordance with Section 6.7, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition under the Plan or the relevant Option Agreement or as may be reasonably imposed by the Committee. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 6.5 have been satisfied.

          6.6 Incentive Option Exercises and Disqualifying Dispositions. Except as provided in Section 9.6(b) or Section 9.7 (to the extent that each is applicable to the Option), during the Holder’s lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Company in writing of any disposition of any Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from being treated as an incentive stock option under Section 422 of the Code (including any disposition of Stock upon exercise of an Award requiring exercise, or in connection with the payment of taxes with respect to an Award, if the same would constitute such a disqualifying disposition). The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received in connection with each disposition.

          6.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash, by cashier’s check, by wire transfer or by other means as may be acceptable to the Committee from time to time, (b) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, with shares of Stock that would otherwise be issued or transferred to the Holder upon the exercise of the Option or with shares of Stock already owned by the Holder (but in all events excluding any shares that are to be or were issued or transferred pursuant to a Restricted Stock Award with respect to which the restrictions have not yet expired or been removed or that otherwise are or will be subject to restrictions on transferability or a substantial risk of forfeiture) and having an aggregate Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, and pursuant to such procedures (including constructive delivery of such shares of Stock) as the Committee may establish from time to time for such purpose, (c) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, in such other forms, under such other terms, and by such other means (including those specified in Section 6.8) as may be acceptable to the Committee from time to time, and pursuant to such procedures as the Committee may establish from time to time for such purpose, or (d) with the Committee’s prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), by any combination of clauses (a), (b) and (c). Unless otherwise provided in the relevant Option Agreement, any portion of the Exercise Price that is paid with shares of Stock that the Holder acquired from the Company, directly or indirectly, shall be paid only with shares of Stock that the Holder has owned for more than six (6) months (or such longer or shorter period of time, if any, as may be required to avoid payment with such shares resulting in a charge to earnings for financial accounting purposes). If the Committee elects to accept shares of Stock in payment of all or any portion of the aggregate Exercise Price, then (for purposes of payment of the aggregate Exercise Price) unless otherwise provided in the relevant Option Agreement those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the day before the date of the delivery of the Exercise Notice.

          6.8 Payment with Sale Proceeds. The Committee may (but shall not be required to) approve from time to time (which approval, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant) arrangements with a brokerage firm (provided that such arrangements comply with applicable law, including Regulation T of the Board of Governors of the Federal Reserve System), under which that brokerage firm, on behalf of the Holder, shall pay to the Company the aggregate Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued or transferred pursuant to that exercise of the Option), and the Company shall cause the shares with respect to which the Option was so exercised to be delivered to the brokerage firm. Such transactions shall be effected in accordance with such procedures (which may include payment of the exercise price by, or delivery of Stock to, such brokerage firm) as the Committee may establish from time to time.

          6.9 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. With respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an incentive stock option that first becomes exercisable by a Holder in any calendar year (under all plans of the Company, its Subsidiaries that are subsidiary corporations, or are treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) or any predecessor corporation) may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted, and the limitation shall be applied by taking into account Incentive Options in the order in which they were granted. For purposes of this Section 6.9, “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a related corporation of the Company, or (c) a predecessor corporation of any such corporations. Failure to comply with this Section 6.9 (including any such failure resulting from accelerated vesting of an Incentive Option) shall not impair the enforceability or exercisability of any Incentive Option, but shall cause the Incentive Option to be treated as a Nonstatutory Option for federal tax purposes to the extent that it exceeds the $100,000 limitation described in this Section 6.9.

          6.10 No Fractional Shares. The Company shall not in any case be required to sell, issue, transfer or deliver any fractional shares with respect to any Option. In lieu of the issuance or transfer of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional share) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

          6.11 Other Provisions Regarding Incentive Options. With respect to any Option that is designated in the governing Option Agreement as an Incentive Option, (i) if any of the terms, conditions or limitations of the Plan or the relevant Option Agreement conflict with the requirements of Sections 421, 422 and 424 of the Code, as applicable, then those conflicting terms, conditions and limitations shall be deemed inoperative to the extent they so conflict with such requirements, and (ii) if the Plan or such Option Agreement does not contain any provision required to be included herein or therein under Sections 421, 422 and 424 of the Code, as applicable, that provision shall be deemed to be incorporated herein or therein with the same force and effect as if that provision had been set out at length herein or therein, in each case unless the Committee determines to treat such Option (in whole or in part) as a Nonstatutory Option. Notwithstanding the foregoing, however, (i) to the extent that any Option that was intended to qualify as an Incentive Option nevertheless cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan, and (ii) in no event shall this Section 6.11 operate to overcome the terms under which such Option vests (including any accelerated vesting, to the extent applicable).

VII.

RESTRICTED STOCK AWARDS

          7.0 Compliance with Award Agreement. All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VII (to the extent each such term, condition or limitation applies to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award) and also to the terms, conditions and limitations set forth in Article VII (to the extent applicable to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award); provided, however, that the Committee may authorize an Award Agreement governing a Restricted Stock Award that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article IX. The Committee may also authorize an Award Agreement governing a Restricted Stock Award that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent applicable to the form of Restricted Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Award) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Restricted Stock Award unless the Award Agreement expressly states that such term, condition or limitation applies.

          7.1 Number of Shares; Type of Award. Each Award Agreement governing a Restricted Stock Award shall state the total number of shares of Stock to which it relates.

          7.2 Restrictions Applicable to Restricted Stock Awards. Unless otherwise provided in the relevant Award Agreement, all shares of Stock granted or sold pursuant to Restricted Stock Awards made under the Plan shall be subject to the following terms, conditions and limitations:

                 (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

                 (b) Legend. Each certificate representing such shares shall bear a legend making appropriate reference to the restrictions imposed as set forth in Sections 9.11 and 9.12. The text of any such legend shall be determined by the Company.

                 (c) Possession. The Committee may (i) authorize issuance of a certificate for shares associated with a Restricted Stock Award only upon removal or expiration of the applicable restrictions, (ii) require the Company to retain physical custody of certificates representing shares issued or transferred pursuant to Restricted Stock Awards during the restriction period and require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Company, (iii) require the Holder to enter into an escrow agreement providing that the certificates representing shares issued or transferred pursuant to Restricted Stock Awards shall remain in the physical custody of an escrow holder until all restrictions are removed or expire, or (iv) take such other steps as the Committee may determine in order to enforce such restrictions.

                 (d) Expiration or Removal of Restrictions. The restrictions imposed pursuant to this Section 7.2 on Restricted Stock Awards shall expire as determined by the Committee and set forth in the applicable Award Agreement. Expiration of the restrictions may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee. Each Restricted Stock Award may have different restrictions, including a different restriction period, as determined by the Committee. The Committee may remove any restriction or reduce any restriction period applicable to a particular Restricted Stock Award. Upon the expiration or removal of all restrictions, the Company shall deliver to the Holder of the Restricted Stock Award, as soon as practicable following the request of such Holder, a certificate representing the number of shares for which such restrictions have expired or been removed, free of any restrictive legend relating to the expired or removed restrictions.

                 (e) Rights as Stockholder. Subject to the provisions of this Section 7.2, the Holder shall be entitled to share in the receipt of dividends or distributions to the same extent as a stockholder of the Company holding an equal amount of unrestricted Stock; provided, however, the Committee or the Board of Directors may determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including any right to vote the related shares or to receive dividends and other distributions paid or made with respect thereto.

                 (f) Other Conditions. The Committee or the Board of Directors may impose such other terms, conditions or limitations on any shares granted or sold pursuant to Restricted Stock Awards made under the Plan as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

          7.3 Purchase and Payment. If any shares of Stock are to be sold rather than granted pursuant to Restricted Stock Awards made under the Plan, then the relevant Award Agreement shall set forth the price to be paid for such shares and the method of payment.

          7.4 Compliance with Section 409A. Each Restricted Stock Award shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with such requirements.

VIII.

RESTRICTED STOCK UNITS

          8.0 Compliance with Award Agreement. All Restricted Stock Units granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VIII (to the extent each such term, condition or limitation applies to the form of Restricted Stock Units granted and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Units) and also to the terms, conditions and limitations set forth in Article X (to the extent applicable to the form of Restricted Stock Units granted and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Units); provided, however, that the Committee may authorize an Award Agreement governing a grant of Restricted Stock Units that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article IX. The Committee may also authorize an Award Agreement governing Restricted Stock Units that contains or is subject to any or all of the terms, conditions and limitations of Article X (to the extent applicable to the form of Restricted Stock Units granted and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Restricted Stock Units) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article X (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Restricted Stock Units unless the Award Agreement expressly states that such term, condition or limitation applies.

          8.1 Number of Shares Underlying Restricted Stock Units; Type of Award. Each Award Agreement governing Restricted Stock Units shall state the total number of shares of Stock that may be deliverable in settlement of the Award.

          8.2 Terms Applicable to Restricted Stock Units. Unless otherwise provided in the relevant Award Agreement, Restricted Stock Units (including the shares deliverable in settlement) shall be subject to the following terms, conditions and limitations:

                 (a) Number of Units. Each Award Agreement governing a Restricted Stock Unit shall state the total number of Restricted Stock Units awarded under that Award Agreement.

                 (b) Vesting and Settlement. Each Award Agreement governing a Restricted Stock Unit shall state (i) the grant date of the Award, (ii) any time, periods or other conditions in or pursuant to which the Restricted Stock Units or a portion thereof shall vest, including any vesting in connection with a Change in Control or specified termination of employment events, (iii) the number of Restricted Stock Units (or portions thereof) with respect to each such vesting, and (iv) the settlement date applicable to each Restricted Stock Unit. Vesting may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee. Each grant of Restricted Stock Units may have different restrictions, including a different vesting period, as determined by the Committee. Subject to compliance with Code Section 409A, the Committee may remove any vesting condition or other restriction or reduce any restriction period applicable to a particular grant of Restricted Stock Units. Upon settlement, the Company shall deliver to the Participant one share of Stock for each Restricted Stock Unit then being settled, at the settlement date, such delivery to be made in any commercially reasonable manner the Company shall determine.

                 (c) Dividend Equivalents. Subject to the provisions of this Section 8.2, the Holders of Restricted Stock Units shall be entitled to dividend equivalents, being amounts equal to the cash value of the dividends or distributions payable on the underlying Stock. Each Award Agreement shall specify if dividend equivalents are to be paid or credited on Restricted Stock Units, in cash or by deemed reinvestment in additional Restricted Stock Units, and all other terms of such dividend equivalents.

                 (d) Transferability. The Restricted Stock Units may not be sold, transferred or otherwise alienated or hypothecated, until the Award has been settled, at which time the shares delivered in settlement shall be freely transferable except for any specific restrictions imposed by the Committee.

                 (e) Other Conditions. The Committee or the Board of Directors may impose such other terms, conditions or limitations on any grant of Restricted Stock Units or shares of Stock issued and delivered in settlement thereof as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

          8.3 Compliance with Section 409A. Each Restricted Stock Unit shall comply with the requirements of subsection (a) of Section 409A (to constitute either a short-term deferral or otherwise be excluded from Section 409A, or to meet the requirements of Section 409A applicable to a deferral of compensation) and be implemented in accordance with such requirements.

IX.

ADDITIONAL PROVISIONS

          9.0 The terms, conditions and limitations of this Article IX shall apply to each Award (unless, pursuant to the relevant Award Agreement, such term, condition or limitation is inapplicable or is altered); provided, however, that the Committee may authorize an Award Agreement that expressly contains terms, conditions and limitations that differ from the terms, conditions and limitations set forth in this Article IX.

          9.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the Stock authorized for issuance or transfer under the Plan shall be subject to adjustment from time to time in accordance with the following provisions:

                 (a) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property or assets), reclassification, consolidation, Stock split, reverse Stock split, recapitalization, reorganization, merger, plan of exchange, split-up, spin off, combination, repurchase, issuance or transfer of securities or other similar transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made or intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable: (i) adjust any or all of (w) the number and type of shares of Stock (or other securities, property or assets) which thereafter may be made the subject of Awards, (x) the number and type of shares of Stock (or other securities, property or assets) subject to outstanding Awards, (y) the number and type of shares of Stock (or other securities, property or assets) specified as the Maximum Shares, Available Shares any limitation per Eligible Individual (pursuant to Section 5.7 or otherwise) or other restriction, and (z) the grant, purchase or exercise price of, or amount payable with respect to, any Award; or (ii) if deemed appropriate by the Committee, provide for a cash payment to the Holder of an outstanding Award. Notwithstanding the foregoing, however, with respect to any Awards of Incentive Options, no such adjustment shall be authorized except to the extent that such adjustment complies with the rules of Section 424(a) of the Code, and in no event shall any such adjustment be made that would render any Incentive Option granted hereunder other than an “incentive stock option” for purposes of Section 422 of the Code (unless the Committee determines to treat such Option as a Nonstatutory Option). In addition, notwithstanding the foregoing, with respect to any Option or Stock Appreciation Right, no adjustment shall be made that would cause such Option or Stock Appreciation Right to constitute a deferral of compensation subject to the requirements of Section 409A.

                 (b) Whenever outstanding Awards are required to be adjusted as provided in this Section 9.1, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, property or assets purchasable subject to each Award after giving effect to the adjustments.

                 (c) Adjustments under Section 9.1(a) shall be made by the Committee. No fractional interests shall be issued or transferred under the Plan on account of any such adjustments.

                 (d) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Company’s common stock or the rights thereof, or the dissolution or liquidation of the Company or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a character similar to that described in Section 9.1(a) or this Section 9.1(d) or otherwise. Except as may be expressly provided in this Section 9.1, the Company’s issuance or transfer of securities of any class, for money, services, other property or assets, or otherwise, upon direct sales, upon the exercise of rights or warrants to subscribe therefor, upon conversion of shares or obligations of the Company convertible into shares, or otherwise, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, price or other attributes of Stock subject to the Plan or to Awards granted hereunder.

          9.2 Termination of Employment Other than for Death, Disability or Normal Retirement. Subject to Section 9.20, if a Holder’s employment is terminated for any reason other than that Holder’s death, Disability or Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

                 (a) If such termination was by the Company or a Subsidiary, as applicable, as a result of a Covered Event, then the following provisions shall apply to all Awards held by that Holder:

(1)

That portion, if any, of all Options held by that Holder that have not been exercised as of the time of the termination of employment shall be null and void as of the time of the termination of employment; and

(2)

That portion, if any, of any Restricted Stock Awards or Restricted Stock Units held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; and

                 (b) If such termination was (i) by the Company or a Subsidiary, as applicable, but not as a result of a Covered Event or (ii) by the Holder, then the following provisions shall apply to all Awards held by that Holder:

(1)

That portion, if any, of all Options held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

(2)

That portion, if any, of all Options held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

	(A)	the termination of the Option; or

(B)

(i) three (3) months after the date of the termination of employment in the case of termination by the Company or a Subsidiary but not as a result of a Covered Event; and (ii) thirty (30) days after the date of the termination of employment in the case of termination by the Holder; provided, however, that if the termination was by the Company but not as a result of a Covered Event and the Holder dies within the three (3) month period described in clause (i) of this subparagraph or if the termination was by the Holder and the Holder dies with the thirty (30) day period described in clause (ii) of this subparagraph, then such three (3) month period or such thirty (30) day period, as applicable, shall automatically be extended to one (1) year after the date of the termination of employment;

and any portion of any Option not exercised prior to the expiration of the relevant period shall be null and void; and

(3)

That portion, if any, of any Restricted Stock Awards or Restricted Stock Units held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment.

          9.3 Termination of Employment for Death or Disability. Subject to Section 9.20, if a Holder’s employment is terminated by reason of the death or Disability of such Holder, then the following provisions shall apply to all Awards held by that Holder:

                 (a) That portion, if any, of all Options held by that Holder that are (i) not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment, or (ii) exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder or that Holder’s Designated Beneficiary, guardian, legal representatives, legatees or distributees until the earlier of:

(1)	the termination of the Option; or

(2)	one (1) year after the date of the termination of employment;

and any portion of any Option not exercised prior to expiration of the relevant period shall be null and void;

                 (b) All restrictions, other than restrictions required by the Securities Act, Exchange Act or applicable law, on that portion, if any, of any Restricted Stock Awards or Restricted Stock Units held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall immediately be removed and deemed to have expired.

                 (c) If a Holder’s employment is terminated due to a physical or mental impairment or condition of any degree of severity or permanence, but the Committee or the Board of Directors does not inform the Holder in writing that the Holder’s employment is terminated due to “Disability” for the purposes of this Section, such Holder’s employment is not terminated due to “Disability” for the purposes of this Section.

          9.4 Termination of Employment for Normal Retirement. Subject to Section 9.20, if a Holder’s employment is terminated by reason of the Holder’s Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

                 (a) That portion, if any, of all Options held by that Holder that are (i) not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment, or (ii) exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

(1)	the termination of the term of the Option; or

(2)

three (3) months after the date of the termination of employment; provided, however, that if that Holder dies within such three (3) month period, then such three (3) month period shall automatically be extended to one (1) year after the date of the termination of employment;

and any portion of any Option not exercised prior to the expiration of the relevant period shall be null and void; and

                 (c) That portion, if any, of any Restricted Stock Awards or Restricted Stock Unit held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall continue until they expire or are removed; provided, however, that any restrictions that require forfeiture of the Restricted Stock Award or Restricted Stock Unit solely based on termination of employment shall be deemed removed as of the time of the termination of employment.

          9.5 Cause of Termination; Employment Relationship. For purposes of this Article IX, the Committee shall have the authority to determine whether any Eligible Individual’s employment with the Company or any Subsidiary, as applicable, terminated as a result of death, Disability, Normal Retirement, a Covered Event, or any other cause or reason. For purposes of Incentive Options, an employment relationship shall be deemed to exist between a Holder and the Company or a Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) while the Holder is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Holder’s right to re-employment with the Company or Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the Holder’s right to re-employment is not guaranteed by statute or by contract, termination of employment shall be deemed to have occurred on the ninety-first (91st) day of such leave.

          9.6 Exercise of Options Following Death or Disability.

                 (a) All Options that remain subject to exercise following the death of the Holder may be exercised by the Holder’s beneficiary as designated by the Holder on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (a “Designated Beneficiary”) or, in the absence of an authorized designation, by the legatee or legatees of such Options under the Holder’s last will, or by such Holder’s legal representatives, heirs or distributees. If an Option shall be exercised by any Person referenced above (other than a Designated Beneficiary), notice of exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such Person to exercise such Option.

                 (b) All Options that remain subject to exercise following the Disability of the Holder may be exercised by the Holder or by the Holder’s guardian or legal representative that meets the requirements of Section 9.7 on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (which may include proof of the status of such guardian or legal representative).

          9.7 Transferability of Awards. No Option, Restricted Stock Award or Restricted Stock Unit shall be transferable or subject to pledge, encumbrance or any other disposition in any manner, whether by operation of law or otherwise, other than (to the extent such a transfer is not prohibited by Section 7.2(a) or other provisions of this Plan or the relevant Award Agreement) by (i) will or the laws of descent and distribution or (ii) with respect to all Awards other than Incentive Options (and with the approval of the Committee), by a domestic relations order. Any Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative; provided, however, that, under applicable state law, the guardian or legal representative is a mere custodian of the Holder’s property or assets, standing in a fiduciary relationship to the Holder and subject to court supervision. Notwithstanding anything in this Section 9.7 to the contrary, however, the Committee may determine to grant a Nonstatutory Option that is transferable by a Holder (but not by a Holder’s transferee) to any member of the Holder’s immediate family, to a trust established for the exclusive benefit of one or members of the Holder’s immediate family, to a partnership or other entity of which the only partners or interest holders are members of the Holder’s immediate family, and to a charitable organization, or to any of the foregoing; provided, however, that (i) the Holder receives no consideration for the transfer, (ii) the Holder gives the Committee at least fifteen (15) days prior written notice of any proposed transfer, and (iii) the Holder and transferee shall comply with such other requirements as the Committee may require from time to time to assure compliance with applicable laws, including federal, state and foreign securities laws. Following any transfer permitted by the preceding sentence, a transferred Nonstatutory Option shall continue to be subject to the same terms, conditions and limitations that were applicable immediately prior to its transfer and shall be exercisable by the transferee only to the extent and for the periods that it would have been exercisable by the Holder. The Committee may amend an outstanding Nonstatutory Option to provide that the Nonstatutory Option shall be transferable in the manner described in the two immediately preceding sentences. As used in this Section 9.7, the term “immediate family” shall mean any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include relationships arising from legal adoption. A beneficiary designation authorized pursuant to any provision of the Plan or relevant Award Agreement shall not be deemed a transfer or encumbrance for purposes of this Section 9.7.

          9.8 Delivery of Certificates of Stock. Subject to Section 9.9 and upon receipt by the Company of any tax withholding as may be required, the Company shall promptly deliver one or more certificates representing the number of shares of Stock as to which vested Awards payable in Stock have been properly exercised or are otherwise payable (and, with respect to Restricted Stock Awards or Restricted Stock Units, with respect to which restrictions have expired or been removed). If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates may be delivered with respect to each such Award; further, separate Stock certificates may be delivered with respect to shares of Stock issued or transferred upon exercise of Incentive Options and Nonstatutory Options respectively.

          9.9 Certain Conditions. Nothing herein or in any Award Agreement shall require the Company to permit any exercise of, or issue or transfer any shares with respect to, any Award if (i) the Holder has failed to satisfy any term, condition or limitation of the Plan or the relevant Award Agreement or (ii) that issuance or transfer would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. At the time of any grant or exercise of an Option, at the time of any grant or vesting of a Restricted Stock Award, and at the time of any grant or settlement of a Restricted Stock Unit, the Company may, as a condition precedent to such grant or exercise of that Option, or grant or vesting of the Restricted Stock Award, or grant or settlement of a Restricted Stock Unit, require from the Holder of the Award (or in the event of the Holder’s death or Disability, the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s or such Persons’ intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary or appropriate to ensure that any disposition by that Holder or such other Person will not involve a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. The Company may also endorse such legend or legends upon certificates for any shares of Stock issued or transferred pursuant to the Plan, and may issue such “stop transfer” instructions to its transfer agent in respect of such shares, as the Committee determines from time to time to be necessary or appropriate to (i) prevent a violation of, or perfect an exemption from, the registration requirements of the Securities Act or any other applicable state or foreign securities law, (ii) implement the provisions of the Plan and any relevant Award Agreement, or (iii) permit the Company to determine the occurrence of any disposition of shares of Stock issued or transferred upon exercise of an Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code.

          9.10 Certain Directors and Officers. If any of the terms, conditions or limitations of the Plan or any Award Agreement would preclude any award to an Eligible Individual who is subject to Section 16(b) of the Exchange Act from qualifying for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3, then those conflicting terms, conditions or limitations shall be deemed inoperative to the extent necessary to allow such qualification (unless the Board of Directors has expressly determined that the Plan, or the Committee has expressly determined that the Award, should not comply with Rule 16b-3). In addition, all Award Agreements for Eligible Individuals who are subject to Section 16(b) of the Exchange Act shall be deemed to include such additional terms, conditions and limitations as may be required in order for the related Award to qualify for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16b-3 (unless the Committee has expressly determined that any such Award should not comply with the requirements of Rule 16b-3).

          9.11 Securities Act Legend. The Committee may require that certificates for some or all shares of Stock issued or transferred pursuant to the Plan have a legend similar to the following, or statements of other applicable restrictions, endorsed thereon:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued or transferred pursuant to an effective registration statement under the Securities Act.

          9.12 Legend for Restrictions on Transfer. Each certificate representing shares of Stock issued or transferred to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or the relevant Award Agreement, bear a legend that complies with applicable law with respect to such transfer restriction, such as:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE SMARTPROS LTD. 2009 STOCK AND INCENTIVE PLAN AS ADOPTED BY SMARTPROS LTD. (THE “COMPANY”) ON ________________, ___ AND AN AWARD AGREEMENT THEREUNDER BETWEEN THE COMPANY AND ___________ DATED ______________, _____, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

          9.13 Rights as a Stockholder; Dividends. Except as may be specifically provided to the contrary by the Committee pursuant to Section 7.2(e) with respect to a particular Restricted Stock Award or Restricted Stock Unit, a Holder shall have no right as a stockholder with respect to any shares of Stock covered by the Holder’s Award until a certificate representing those shares is issued in the Holder’s name and subject to any further restrictions imposed in accordance with the Plan. Except as may be expressly determined by the Committee from time to time with respect to one or more Awards, and subject to such terms, conditions and limitations as the Committee may establish with respect to the same, no adjustment shall be made for dividends (whether ordinary or extraordinary, whether in cash or other property or assets) or distributions or other rights for which the record date is before the date that the certificate is issued and any such restrictions have expired or been removed.

          9.14 No Interest. Neither the value of any shares of Stock, nor any cash or other property or assets, issued, transferred or delivered with respect to any Award under the Plan shall bear any interest, even if not issued, transferred or delivered when required by the Plan, except as may be otherwise provided in the applicable Award Agreement or as may be required pursuant to rules and procedures established by the Committee from time to time for the crediting of such interest.

          9.15 Furnishing of Information. Each Holder shall furnish to the Company all information requested by the Company that the Committee deems necessary or appropriate in order to allow the Company to administer the Plan and any Awards or to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable law or regulation.

          9.16 No Obligation to Exercise. No grant of any Award shall impose any obligation upon the Holder or any other Person to exercise the same or any part thereof.

          9.17 Remedies. The Company shall be entitled to recover from a Holder the Company’s damages, costs and expenses, including reasonable attorneys’ fees, incurred in connection with the enforcement of any of the terms, conditions or limitations of the Plan or any Award Agreement, whether by an action to enforce specific performance, for damages for breach, or otherwise.

          9.18 Certain Information Confidential. As partial consideration for the granting of each Award hereunder, each Holder agrees with the Company that such Holder shall keep confidential all information and knowledge that such Holder may have relating to the manner, extent and amount of the Holder’s (or any other Holder’s) participation in the Plan; provided, however, that the Holder may disclose such information or knowledge to the Holder’s spouse or to the Holder’s tax or financial advisors, provided such disclosure is made pursuant to similar terms and conditions (but without any further rights of distribution). The foregoing obligations of confidentiality shall not apply to the extent that the Company specifically consents in writing to further disclosure or to the extent that the information or knowledge becomes generally and readily available to the public without breach by the Holder or any other Person of any contractual, fiduciary or other duty owed to the Company or any of its affiliates. In addition, the foregoing obligations of confidentiality shall not prohibit a Holder from disclosing such information or knowledge to the extent such Holder is required to do so by government or judicial order, provided that such Holder gives the Company prompt written notice of such order and a reasonable opportunity to limit such disclosure and reasonable assistance in contesting or limiting any such disclosure.

          9.19 Dispute Resolution. Any claim, demand, cause of action, dispute or controversy arising out of or relating to the Plan, any Award Agreement, any Award, the parties’ performance with respect to any thereof, or any alleged breach of any thereof (each a “Dispute”), shall be settled by the sole determination of the Committee or the Board of Directors which determination shall be final and binding.

          9.20 Compliance with Section 409A. No provision of this Article IX shall be interpreted to require a payment or other transfer with respect to an Award at a time or in a manner that would violate any requirement of subsection (a) of Section 409A; and the Committee may defer or otherwise change the terms of payment with respect to any Award, as otherwise set forth in this Article IX or any related Award Agreement, if and to the extent necessary to comply with the requirements of Section 409A (if applicable). With respect to any Award constituting a deferral of compensation to which Section 409A applies and that is made to a “specified employee” of the Company or its Subsidiaries as defined in Section 409A(a)(2)(B)(i) of the Code, no payment resulting from a separation from service of such employee shall be made with respect to the Award before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

X.

CHANGE IN CONTROL PROVISIONS

          The Committee may authorize an Award that contains or is subject to any or all of the terms, conditions and limitations of this Article X or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of this Article X (or any similar term, condition or limitation) shall apply to an Award unless the related Award Agreement expressly states that such term, condition or limitation applies.

          10.1 Changes in Control. Immediately prior to the occurrence of a Change in Control (or at such other time prior to a Change in Control or proposed Change in Control as may be determined by the Committee), (a) all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Options that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable; and (b) the expiration of the restrictions applicable to all outstanding Restricted Stock Awards and Restricted Stock Units, shall immediately become fully vested and be accelerated so that the Stock subject to those Awards shall be owned by the Holders thereof without transfer restrictions or risks of forfeiture. Nothing in this Section 10.1 shall impose on any Holder any obligation to exercise any Award immediately before or upon any Change in Control, nor shall any Holder forfeit the right to exercise any Award during the remainder of the original term of the Award because of a Change in Control, except as provided under Article IX (if applicable), under other provisions governing termination or expiration of the applicable Award, or as provided in the following sentence. Notwithstanding the foregoing, the Committee may, by notice to any or all Holders, provide that all or any portion of any outstanding Option (whether vested prior to the Change in Control or subject to accelerated vesting due to the Change in Control) that is not exercised within a specified time period (as determined by the Committee) ending on or before the Change in Control shall terminate upon the Change in Control (or at such later time as may be determined by the Committee) and in such event such unexercised Options shall terminate upon the Change in Control, notwithstanding any provisions of this Plan that would allow for a later exercise, including Article IX if applicable.

XI.

DURATION AND AMENDMENT OF PLAN AND AWARD AGREEMENTS

          11.1 Duration. No Awards may be granted hereunder after the date that is ten (10) years after the Effective Date; provided, however, that Awards granted prior to the expiration of such period may extend beyond the expiration of such period, in accordance with the terms of the Plan (including all rights of the Company and the Committee hereunder) and the relevant Award.

          11.2 Amendment, etc.

                 (a) The Board of Directors may, at any time and from time to time, insofar as is permitted by law, suspend or terminate the Plan, in whole or in part, but without the consent of such Holder no such action shall adversely affect in any significant respect the rights, or increase any obligations, of any Holder with respect to any Award previously granted to such Holder hereunder. The Board of Directors may also, at any time and from time to time, insofar as is permitted by law, amend or modify the Plan in any respect whatsoever including (i) for purposes of making the Plan comply with Section 16(b) of the Exchange Act and the exemptions from that Section, the Code (including Section 409A and Section 422 of the Code), or the Employee Retirement Income Security Act of 1974, as amended, (ii) for purposes of meeting or addressing any changes in any legal requirements applicable to the Company or the Plan or (iii) for any other purpose permitted by law. Notwithstanding the foregoing, (i) any amendment or modification of the Plan is subject to any other applicable restrictions on such amendment or modification set forth in the Plan, (ii) without the consent of such Holder no such amendment or modification shall adversely affect any rights, or increase any obligations, of any Holder under any Award previously granted to such Holder hereunder and (iii) without the consent of the holders of a majority of the shares of Stock represented and voting on such amendment or modification at a stockholders’ meeting duly called and held, no amendment or modification to the Plan may be made that would materially (a) increase the aggregate number of shares of Stock that may be issued or transferred under the Plan or increase the aggregate number of shares of Stock subject to Awards that may be granted to any Eligible Individual in one calendar year pursuant to Section 5.7 (except for acceleration of vesting or other adjustments pursuant to Sections 9.1 or 10.1 of the Plan, to the extent each is applicable), or (b) modify the requirements regarding eligibility for participation in the Plan; provided, however, that such amendments or modifications may be made without the consent of stockholders of the Company if (x) necessary to permit Incentive Options granted under the Plan to qualify as incentive stock options within the meaning of Section 422 of the Code, or (y) necessary to comply with changes that occur in law or in other legal requirements (including Rule 16b-3, Section 162(m), Section 409A, and the Employee Retirement Income Security Act of 1974, as amended).

                 (b) Subject to the terms, conditions and limitations of the Plan, Rule 16b-3, to the extent it is applicable, and any consent required by the last three sentences of this Section 11.2(b),the Committee may (a) modify, amend, extend or renew outstanding Awards granted under the Plan, and (b) accept the surrender of Awards requiring exercise that may be outstanding under the Plan (to the extent not previously exercised) and authorize the granting of new Awards in substitution for such outstanding Awards (or portion thereof) so surrendered. Without the consent of the Holder, the Committee may not modify or amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option; provided, however, that the consent of the Holder is not required to the extent that the acceleration of the vesting of an Incentive Option (whether under Section 6.1 or otherwise) causes the Incentive Option to be treated as a Nonstatutory Option, for federal tax purposes, to the extent that it exceeds the $100,000 limitation described in Section 6.9. Without the consent of the Holder and of the holders of a majority of the shares of Stock represented and voting on such modification or amendment at a stockholders’ meeting duly called and held, the Committee may not modify or amend any outstanding Option so as to specify a higher or lower exercise price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower exercise price, or take any other action to “reprice” any option if the effect of such repricing would be to increase or decrease the exercise price applicable to such Option. In addition, no modification or amendment of an Award shall, without the consent of the Holder, adversely affect any rights of the Holder or increase the obligations of the Holder under such Award except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code.

XII.

GENERAL

          12.1 Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to Awards shall be used for general corporate purposes or any other purpose permitted by law.

          12.2 Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate any such employment relationship at any time.

          12.3 No Liability for Good Faith Determinations. Neither the Board of Directors nor the Committee nor any member of either shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under the Plan, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

          12.4 Other Benefits. Participation in the Plan shall not preclude any Holder from eligibility in (or entitle any Holder to participate in) any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plan that the Company or any Subsidiary has adopted or may, at any time, adopt for the benefit of its employees or other Persons. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of securities and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

          12.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary except as may otherwise be specifically provided in such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that no Award to such Holder shall affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

          12.6 Execution of Receipts and Releases. Any issuance or transfer of shares of Stock to the Holder, or to the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or permitted assigns, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Committee may require any Holder, Designated Beneficiary, guardian, legal representative, heir, legatee, distributee or assignee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as the Committee shall determine.

          12.7 Unfunded Plan. Insofar as it provides for Awards of cash, Stock or other property or assets, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or assets or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or assets or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or assets or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock, other property or assets or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property or assets of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

          12.8 No Guarantee of Interests. None of the Company, the Board of Directors, or the Committee guarantees the Stock of the Company from loss or depreciation.

          12.9 Payment of Expenses. Subject to Section 9.17, all expenses incident to the administration, termination or protection of the Plan, including legal and accounting fees and any issue taxes with respect to the issuance of shares of Stock pursuant to the Plan, shall be paid by the Company or its Subsidiaries.

          12.10 Company Records. The records of the Company or its Subsidiaries regarding any Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

          12.11 No Liability of Company. The Company assumes no obligation or responsibility to the Holder or the Holder’s Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or assignees for any act of, or failure to act on the part of, the Committee.

          12.12 Company Action. Any action required of the Company shall be by resolution of its Board of Directors or by a duly authorized officer of the Company or by another Person authorized to act by resolution of the Board of Directors.

          12.13 Severability. Whenever possible, each provision of the Plan and each Award Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement, or the application thereof to any Person or under any circumstances, is invalid or unenforceable to any extent under applicable law, then such provision shall be deemed severed from the Plan or such Award Agreement with respect to such Person or circumstance, without invalidating the remainder of the Plan or such Award Agreement or the application of such provision to other Persons or circumstances, and a new provision shall be deemed substituted in lieu of the provision so severed which new provision shall, to the extent possible, accomplish the intent of the parties as evidenced by the provision so severed.

          12.14 Notices. Except as may be expressly provided in the Plan or the relevant Award Agreement, whenever any notice is required or permitted to be given under the Plan or such Award Agreement, such notice must be in writing and delivered (including delivery by private courier or facsimile transmittal) or sent by mail (which if to the Company must be certified or registered, return receipt requested) postage and other charges prepaid, addressed to the Person for whom the communication is intended (which for the Company shall be the address of the Company’s chief executive office from time to time, or such other address as may be established from time to time by the Committee, and which for any Holder shall be the address for such Holder set forth in the relevant Award Agreement or such other address as shall have been furnished by notice by such Holder to the Company). Any such notice shall be deemed to be given on the date received or (if mailed in the manner set forth herein) three (3) Business Days after the date of mailing. Any person entitled to notice hereunder may waive such notice.

          12.15 No Waiver. No waiver of any provision of the Plan or any Award Agreement shall be effective unless made in writing and signed by the party to be charged with the waiver. Failure of any party at any time to require any other party’s performance of any obligation under the Plan or Award Agreement shall not affect the right to require performance of that obligation. Any waiver by any party of any breach of any provision of the Plan or any Award Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, or as a waiver or modification of the provision itself.

          12.16 Successors. Subject to the restrictions contained herein, the Plan shall be binding upon the Holder, the Holder’s Designated Beneficiaries, guardian, legal representatives, heirs, legatees, distributees and permitted assigns, and upon the Company, its successors and assigns.

          12.17 Further Assurances. Each Holder shall execute and deliver such documents, and take or cause to be taken such other actions, as may be reasonably requested by the Committee in order to implement the terms of the Plan and any Award Agreement with respect to that Holder.

          12.18 Governing Law. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, TO THE EXTENT NOT GOVERNED BY FEDERAL LAW, THIS PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE; PROVIDED, HOWEVER, THAT ISSUES REGARDING THE INTERNAL AFFAIRS OF THE COMPANY SHALL BE GOVERNED BY THE LAW OF THE COMPANY’S JURISDICTION OF ORGANIZATION.

          12.19 Jurisdiction and Venue. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, EACH HOLDER HEREBY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF NEW YORK AND HEREBY AGREES THAT ANY SUCH COURT SHALL BE A PROPER FORUM FOR THE DETERMINATION OF ANY DISPUTE ARISING UNDER THE PLAN OR ANY AWARD AGREEMENT WITH RESPECT TO SUCH HOLDER.

          12.20 Interpretation. When a reference is made in the Plan or any Award Agreement to Schedules, Exhibits or Addenda, such reference shall be to a schedule, exhibit or addendum to this Plan or the relevant Award Agreement unless otherwise indicated. Each instance in the Plan or any Award Agreement of the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation.” As used in the Plan or any Award Agreement, the term “days” means calendar days, not business days, unless otherwise specified. Unless otherwise specified, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to the Plan or relevant Award Agreement as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Similarly, unless otherwise specified, the words “therein,” “thereof” and “thereunder” and other words of similar import refer to a particular agreement or other instrument as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Unless otherwise specified, any reference to a statute includes and refers to the statute itself, as well as to any rules and regulations made and duly promulgated pursuant thereto, and all amendments made thereto and in force currently from time to time and any statutes, rules or regulations thereafter duly made, enacted and/or promulgated, as may be appropriate, and/or any other governmental actions thereafter duly taken from time to time having the effect of supplementing or superseding such statute, rules, and/or regulations. The language in all parts of the Plan and each Award Agreement shall be in all cases construed simply, fairly, equitably, and reasonably, according to its plain meaning and not strictly for or against one or more of the parties. Any table of contents or headings contained in the Plan or any Award Agreement are for reference purposes only and shall not be construed to affect the meaning or interpretation of the Plan or any Award Agreement. When required by the context, (i) whenever the singular number is used in the Plan or any Award Agreement, the same shall include the plural, and the plural shall include the singular; and (ii) the masculine gender shall include the feminine and neuter genders and vice versa.

          12.21 No Representations. NEITHER THE COMPANY, ANY OF ITS SUBSIDIARIES OR OTHER AFFILIATES, THE BOARD OF DIRECTORS OR THE COMMITTEE, OR ANY MEMBER OF EITHER THEREOF MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE LEGAL, TAX OR ACCOUNTING CONSEQUENCES OF ANY ASPECT OF THE PLAN OR ANY AWARDS, INCLUDING ANY REPRESENTATION OR WARRANTY THAT ANY OPTION SHALL BE TREATED AS AN INCENTIVE STOCK OPTION UNDER THE CODE. BY ACCEPTING ANY AWARD, EACH HOLDER ACKNOWLEDGES THAT SUCH HOLDER HAS CONSULTED WITH SUCH ADVISORS AS THE HOLDER HAS DEEMED APPROPRIATE WITH RESPECT TO ANY OF SUCH MATTERS.

APPENDIX B

SMARTPROS LTD.
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
To Be Held on June 16, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Allen S. Greene and Jack Fingerhut, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of SmartPros Ltd. (“SmartPros ”) to be held at the Comfort Inn, 20 Saw Mill River Road, Hawthorne, New York 10532, on Tuesday, June 16, 2009 at 10:00 A.M. Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of SmartPros held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual
Meeting to Be Held on June 16, 2009.
The proxy materials for the Annual Meeting, including the Annual Report and the
Proxy Statement are available at http://ir.smartpros.com.

Please mark “X” your votes as indicated:

1. Election of Class II Director: Jack Fingerhut.

☐ FOR	☐ WITHHOLD

2. Approval of SmartPros’ 2009 Incentive Compensation Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Advisory approval of the appointment of Holtz Rubenstein Reminick LLP as independent auditors for SmartPros for the year ending December 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the Reverse Side)
FOLD HERE
THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

          The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:		, 2009

Signature of Stockholder

Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.